UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2012

VICOR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51475	20-2903491
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2200 Corporate Blvd., N.W., Suite 401 Boca Raton, Florida		33431
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (561) 995-7313

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 26, 2012, Andrew Kersey and Jeffrey Langan resigned as directors. As a result of these resignations, the Board of Directors currently consists of James E. Skinner (Interim Chairman and Interim Chief Executive Officer), Joseph C. Franchetti and David H. Fater.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICOR TECHNOLOGIES, INC.

Date: January 31, 2012	By:	/s/ James E. Skinner
James E. Skinner
Interim Chief
Executive Officer